Exhibit 10.10



                           OPTION, MANNDATORY PURCHASE AND
                          RIGHT OF FIRST REFUSAL AGREEMENT

                               dated as of December 19, 1997

                                        among

                           P.T. FREEPORT INDONESIA COMPANY

                                P.T. PUNCAKJAYA POWER

                                DUKE IRIAN JAYA, INC.
                                WESTCOAST POWER, INC.
                                         and

                            P.T. PRASARANA NUSANTARA JAYA






               This OPTION, MANDATORY PURCHASE  AND RIGHT OF FIRST  REFUSAL
          AGREEMENT (as hereafter amended, modified or supplemented in accordance with the terms hereof, this "Option Agreement") is made as of December 19, 1997 among P.T. Freeport Indonesia Company, an Indonesian limited liability company also domesticated in Delaware ("PTFI"), acting in its individual capacity; P.T. Puncakjaya Power, an Indonesian limited liability company ("PJP"); Duke Irian Jaya, Inc., a Delaware corporation ("DIJ"); Westcoast Power, Inc., a Canadian corporation ("WPI"); and P.T. Prasarana Nusantara Jaya, an Indonesian limited liability company ("PNJ")

                                     WITNESSETH


               WHEREAS, DIJ, WPI and PNJ constitute all of the Persons owning any of the issued and outstanding shares of PJP ("Shares") as of the effective date of this Option Agreement;


               WHEREAS, PTFI operates a mining enterprise in Irian Jaya, Indonesia pursuant to a Contract of Work dated December 30, 1991, between PTFI and the Government of the Republic of Indonesia (as the same may hereafter be amended, modified or supplemented, the "COW");

               WHEREAS, the Use Rights relating to the Untitled Land, the Land, the Improvements, the Improvement-Related Property, and, if any, the Future Assets (collectively, the "Property") are located in the mining area covered by the COW;


               WHEREAS, PTFI has requested from the Shareholders and (i) the Shareholders have collectively agreed to grant to PTFI in certain instances an exclusive right and option to purchase all of the Shares owned by such Shareholders; and (ii) each of the Shareholders has individually agreed to grant to PTFI a right of first refusal to purchase any Shares which such Shareholder intends to sell, convey, transfer or assign to the extent that such Shares are not acquired by the Shareholders or Affiliates thereof, with such right being exercisable in accordance with and subject to the terms of this Option Agreement;


               WHEREAS, PTFI has requested from PJP and PJP has agreed to grant to PTFI (i) an exclusive right and option in certain instances to purchase the Property; (ii) a right of first refusal to purchase all or such part of the Property as PJP may in the future decide to sell, convey, transfer or assign; and (iii) a right of first refusal to purchase any Shares which PJP intends to issue, sell, convey, transfer or assign which are not subscribed for or acquired by the Shareholders or Affiliates thereof, with each of such rights being exercisable in accordance with and subject to the terms of this Option Agreement; and


               WHEREAS, PJP and the Shareholders have requested from PTFI and PTFI has agreed to provide to PJP and the Shareholders, the exclusive right in certain instances to require PTFI to offer to purchase the Shares or the Property at the option of PJP, with such right being exercisable in accordance with and subject to the terms of this Option Agreement.


               NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:


                                     ARTICLE 1
                                DEFINITIONS AND USAGE


               Section 1.01   Definitions.   Unless  the express  terms  of
          this Agreement shall otherwise provide, capitalized terms shall have the meanings ascribed to them in Appendix A hereto.

               Section 1.02 Usage. This Agreement shall be governed by the following rules of usage:


                         (a) References to Persons. A reference herein to a Person includes, unless the context otherwise requires, its permitted assignees.


                         (b) References to Laws. A reference herein to an Applicable Law includes any Governmental Authority's amendment to, or modification or published written interpretation of, such Applicable Law.


                         (c) References to Divisions. A reference herein to an article, section, exhibit, schedule or appendix is to the article, section, exhibit, or appendix of this Agreement unless otherwise indicate

                         (d) References to Documents. References to any document, instrument or agreement (a) shall be deemed to include all appendices, exhibits, schedules and other attachments thereto, and (b) shall mean such document, instrument or agreement, as amended, modified and supplemented from time to time in accordance with the terms thereof and as the same is in effect as any given time.


                         (e) Use of "herein". Unless otherwise specified, the words "hereby", "herein", "hereof" and "hereunder" and word of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof.

                         (f) Use of "including". The words "include" and "including" do not limit the generality of any description following such term, and, for such purposes, the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.


                                     ARTICLE 2
                     THE OPTION BY PTFI TO PURCHASE THE PROPERTY


               Section 2.01 Granting of the Property Purchase Option. PJP hereby grants to PTFI an exclusive right and option, exercisable by PTFI (ii) at any time from the effective date of this Option Agreement and continuing through the last day that the COW or any successor agreement to the COW is in effect (in the case of an exercise of such option pursuant to Section 2.05(a), 2.05(b), 2.05(d) or 2.05(e)) or (ii) on the fifth, tenth, fifteenth and twentieth anniversary of the Closing Date (if otherwise exercised) (the "Option Period"), to purchase the Property in accordance with the terms of this Option Agreement (the "Property Purchase Option"), it being understood and agreed that PTFI's exercise of the Property Purchase Option shall be subject to the provisions of Section 2.06 hereof and that PTFI has no obligation to exercise the Property Purchase Option. PJP hereby grants to PTFI an exclusive right and option, exercisable by PTFI during the Option Period, to exercise the Property Purchase Option during the fourteen-Day period following receipt by PTFI of written notice from the administrative agent under the PJP Credit Agreement to the effect that the lenders thereunder have determined to accelerate the maturity of the loans thereunder based solely on the occurrence of one or more events of default, with respect to PJP, under the following sections of the PJP Credit Agreement: 9(a) through (g), 9(k) through (p), 9(q), 9(s) and 9(t); provided that PTFI shall not have such right if the specified event of default was the result of the Breach or Fault of PTFI.


               Section 2.02 Fee for the Property Purchase Option. As full and complete consideration for the granting of the Property Purchase Option by PJP, PTFI shall pay to PJP the fixed sum of US$10 (Ten United States Dollars) upon the signing of this Option Agreement, the receipt and sufficiency of which is hereby acknowledged by PJP by its signing of this Option Agreement.


               Section 2.03 Option Irrevocable and Binding. The Property Purchase Option is irrevocable and effective for the Option Period and shall be binding upon the parties hereto and their respective permitted successors, transferees and assigns, and is for the benefit of PTFI and its Affiliates, nominees, successors in title and assigns.


               Section 2.04 Procedures for Exercise of Option. If PTFI elects to exercise the Property Purchase Option, PTFI shall do so by giving written notice of such election to PJP during the Option Period (the "Property Purchase Exercise Notice"; the date of the Property Purchase Exercise Notice being the "Property Purchase Exercise Notice Date"), which Property Purchase Exercise Notice shall specify (a) the date on which PTFI desires for the closing of the sale and transfer of the Property by PJP to PTFI to be consummated, which date shall not be later than one hundred eighty (180) Days from the Property Purchase Exercise Notice Date and (b) PTFI's calculation of the Purchase Option Purchase Price as defined and further described in Section 2.05.


               Section 2.05 Property Purchase Option Price. The amount to be paid by PTFI to PJP for the sale and transfer of the Property (the "Property Purchase Option Price") shall vary and be determined as set forth below.


                    (a) If PTFI is purchasing the Property concurrently with its election to terminate the Restated Power Sales Agreement following an Event of Default by PJP under any paragraph (other than paragraph (d)) of Section 16.01 of the Restated Power Sales Agreement, or pursuant to the last sentence of Section 2. hereof then the Property Purchase Option Price shall be (i) the Outstanding Investment, plus, if applicable, (ii) the lesser of

          (A) the Net Book Value of any Third Party Assets and (B) the fair market value of such Third Party Assets minus, if applicable,
          (iii) the unpaid principal amount of any PSA Subordinated Debt plus interest accrued and unpaid thereon and (iv) the liquidated damages due under Section 16.03(d) of the Restated Power Sales Agreement; in each case determined as of the date on which the sale and transfer of the Property by PJP to PTFI is consummated (the "Property Purchase Option Closing Date"). As used herein, the "Net Book Value" of Third Party Assets shall mean the net book value thereof as reflected in the most recent balance sheet of PJP.

                    (b) If PTFI is purchasing the Property concurrently with its election to terminate the Restated Power Sales Agreement following an Event of Default by PJP under Section 16.01(d) thereof, then the Property Purchase Option Price shall be (i) the Outstanding Investment, plus, if applicable, (ii) the lesser of
          (A) the Net Book Value of any Third Party Assets and (B) the fair market value of such Third Party Assets, minus, if applicable,
          (iii) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon; in each case determined as of the Property Purchase Option Closing Date.


                    (c) If the Property Purchase Option Notice is given for any reason other than those described in Section 2.05(a) or
          (b) above or 2.05(d) or (e) below, then the Property Purchase Option Price shall be the greater of (i) the Fair Market Value of the Property (excluding, for such purpose, any Third Party
          Assets), and (ii) the Option Price, plus, if applicable, (iii) the Third Party Asset Price, minus, if applicable, (iv) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon (except, in the case that the Property Purchase Option Price is the Fair Market Value of the Property, to the extent that such amount was taken into account in determining such Fair Market Value); in each case determined as of the Property Purchase Option Closing Date.


                    (d) If the Property Purchase Option Notice is given for the reason set forth in Section 10.04 of the Restated Power Sales Agreement (shortfall in insurance proceeds to repair property damage), then the Property Purchase Option Price shall be (i) the Outstanding Investment minus $250,000 (but not less than zero), plus, if applicable, (ii) the Net Book Value of any Third Party Assets, minus, if applicable, (iii) the unpaid principal amount of any PSA Subbordinated Debt plus accrued and unpaid interest thereon, in each case determined as of the Propertyy Purchase Option Clossing Date.

                    (e) If the Property Purchase Option Notice is given for the reason set forth in Section 13.05 of the Restated Power Sales Agreement (Extended Force Majeure), then the Property Purchase Option Price shall be (i) the Outstanding Investment, plus, if applicable, (ii) the Net Book Value of any Third Party Assets, minus, if applicable, (iii) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon, in each case determined as of the Property Purchase Option Closing Date.

               Section 2.06 Consent Required. Unless the Property Purchase Option is being exercised pursuant to the last sentence of Section 2.01 or for the reasons described in Section 2.05(a), the exercise of the Property Purchase Option (as opposed to the
           Share Purchase Option) shall be subject to the consent of PJP.


               Section 2.07   Fairness of Tax  Gross-Up.   If the  Property
          Purchase Option Price is determined pursuant to Section 2.05(c),
          (d) or (e), then the Tax Gross-Up payable by PTFI to PJP will be adjusted, if necessary, as follows:


                    (a) If the inaccuracy of any of the assumptions set forth in Schedule VI to the Restated Power Sales Agreement with respect to Indonesian Taxes or tax attributes shall result in an increase or decrease in Indonesian taxes payable by PJP (other than to the extent such increases or decreases are allocable to sales of electricity or electric capacity to third parties) or United States taxes payable by the Shareholders (as assumed in the Closing Model), then the Closing Model shall be amended to correct any inaccuracies set forth therein and the Tax Gross-Up shall be equitably adjusted to maintain the Closing Model's original project internal rate of return (i.e. 16.65%), with differences in prior period payments being subject to interest at the Default Interest Rate.


                    (b) If the highest marginal U.S. corporate income tax rate at the Property Purchase Option Date is other than 35%, then the Closing Model shall be amended to correct this difference the Tax Gross-Up adjusted accordingly.


                    (c) If any change in Indonesian Taxes shall result in an increase or decrease in the Tax Gross-Up payable by PJP pursuant to the calculation of the Tax Gross-Up in the Closing Model, then the Closing Model shall be adjusted to reflect such increase or decrease and the Tax Gross-Up adjusted accordingly.




                                     ARTICLE 3
                         THE RIGHT OF FIRST REFUSAL OF PTFI
                              TO PURCHASE THE PROPERTY

               Section 3.01 Granting of the Right of First Refusal as to Property. PJP does hereby grant to PTFI an exclusive right of first refusal, exercisable by PTFI at any time within the Option Period, to acquire any of the Property which PJP desires to sell, convey, transfer or assign (each a "Property Transfer") to any Person (the "Right of First Refusal as to Property"). PJP hereby covenants and agrees that it will not engage in any Property transfer except in compliance with this Article 3.


               Section 3.02   Permitted  Transfers.    PJP  may  make   the
          following Property Transfers and no others: (a) inoperable, broken, old or worn Property in the ordinary course of business if such Property is replaced as necessary; (b) any of the Property which is no longer used or useful in order for PJP to perform its obligations under the Restated Power Sales Agreement;
          (c) Property Transfers of Property as security in connection with a financing which is approved by PTFI; (d) Property Transfers of Third Party Assets; and (e) Property Transfers in accordance with Sections 3.03 or 3.04 below.


               Section 3.03   Transfer to a Pre-Approved  Party.  (a)   PJP
          may, at its option, seek a waiver by PTFI of the Right of First Refusal as to Property as hereinafter provided.


                    (b) PJP may make a Property Transfer to the extent that PJP (i) gives PTFI written notice of its intention to make a Property Transfer of all or a portion of the Property (the "Property Transfer Intent Notice"), (ii) PTFI does not notify PJP, within thirty (30) Days after having received the Property Transfer Intent Notice, of PTFI's intent to exercise its rights pursuant to this Article, and (iii) otherwise complies with the provisions of this Option Agreement. The Property Transfer Intent Notice shall contain a description of the Property proposed to be the subject of the Property Transfer (the "Available Property Interest"), the names and addresses of not more than ten proposed third party purchasers and a full, accurate and complete description of the terms upon which the sale, conveyance, transfer or assignment is proposed to be made. Upon receipt of a Property Transfer Intent Notice, PTFI shall have the option, but not the obligation, (x) to purchase the Available Property Interest upon the terms proposed by PJP minus, if applicable, the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon (except to the extent that such amount was taken into account in determining the terms of such proposed Property Transfer) and provided, that if such proposed terms include non-cash compensation which would be difficult or impossible for PTFI to provide, PTFI's purchase price shall include the fair market value of such non-cash compensation, as determined by agreement of PJP and PTFI, or by an appraiser selected jointly by PJP and PTFI, if the parties are unable to agree, (y) to waive the Right of First Refusal as to Property with regard to a Property Transfer of the Available Property Interest to any or all of the proposed third party purchasers (each such third party as to which PTFI waives the Right of First Refusal as to Property, a "Pre-Approved Party"), or (z) to effuse to waive the Right of First Refusal as to Property as to any or all of the proposed third party purchasers.


               Section 3.04 Right of First Refusal. Notwithstanding any failure by PJP to obtain a pre-approval of a Property Transfer pursuant to Section 3.03(b), PJP may make a Property Transfer to the extent that PJP (i) receives a written offer from a Person to purchase all or a portion of the Property, which offer PJP intends to accept if PTFI does not exercise its rights pursuant to this Article, (ii) gives PTFI prior written notice of the offer and PJP's intent to accept such offer (the "Property Sale Notice") and PTFI does not notify PJP, within ninety (90) Days after having received the Property Sale Notice, of PTFI's intent to exercise its rights pursuant to this Article, and (iii) otherwise complies with the provisions of this Option Agreement. The Property Sale Notice shall contain a description of the Available Property Interest, the name and address of the proposed third party purchaser and a full, accurate and complete description of the terms upon which the Property Transfer is proposed to be made. The Property Sale Notice shall also contain a copy of the written offer. Upon receipt of a Property Sale Notice, PTFI shall have the option, but not the obligation, to purchase the Available Property Interest upon the same terms and conditions, minus, if applicable, the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon (except to the extent that such amount was taken into account in determining such terms and conditions), that the proposed Property Transfer to the third party is to be made, or as otherwise agreed upon by PTFI and PJP; provided that if such terms include non-cash compensation which would be commercially difficult or impossible for PTFI to provide, PTFI's purchase price shall include the fair market value of such non-cash compensation, as determined by agreement of PJP and PTFI, or by an appraiser selected jointly by PJP and PTFI, if the parties are unable to agree.

               Section 3.05 Duration of the Right of First Refusal as to Property. The Right of First Refusal as to Property granted herein is irrevocable for the Option Period, shall be binding upon the parties hereto and their respective permitted successors, transferees and assigns, and is for the benefit of PTFI and its Affiliates, nominees, successors in title and assigns.


               Section 3.06 Right of First Refusal as to Property Closing Matters. In the event that PTFI exercises its right to purchase the Available Property Interest set forth in this Article, the closing with respect to any Property to be so acquired by PTFI shall occur within one hundred eighty (180) Days of the notice by PTFI to PJP that it intends to exercise its rights and acquire the Available Property Interest.


               Section 3.07 PJP's Rights upon PTFI's Waiver. In the event that PTFI does not exercise its (i) right to purchase any Available Property Interest and waives the Right of First Refusal as to Property as to such Available Property Interest with respect to one or more of the proposed third party purchasers specified in a Property Transfer Intent Notice, then PJP may make a Property Transfer of that Available Property Interest to a Pre-Approved Party on terms no more favorable to such Pre-Approved Party than the terms proposed in the Property Transfer Intent Notice, or (ii) Right of First Refusal as to Property as to such Available Property Interest, then PJP may make a Property Transfer of that Available Property Interest on the terms specified in, and to the third party identified in, the Property Sale Notice; provided, however, that in either case unless such Property Transfer is consummated within one hundred eighty (180) Days of PTFI's waiver or the expiration of the time period for PTFI to exercise its right to purchase the Available Property Interest set forth in this Article, PJP may not thereafter make any Property Transfer without again complying with the provisions of this Article.


                                       ARTICLE 4
                      THE RIGHT OF PJP TO REQUIRE PTFI TO OFFER
                       TO PURCHASE THE PROPERTY OR THE SHARES


               Section 4.01 Granting of the Right to Require the Offer to Purchase Property or Shares. PTFI hereby grants to PJP a right to require that PTFI offer to acquire all of the Property or Shares, directly or indirectly, upon the occurrence of an Event of Default by PTFI under the Restated Power Sales Agreement. If PJP accepts such offer, PTFI shall be required to purchase the Property or the Shares (and unless PJP shall otherwise agree, such purchase shall be a purchase of Shares), as applicable (the "Mandatory Purchase Right"), in accordance with Section 16.03(b) or (e), as applicable, of the Restated Power Sales Agreement by, at the election of PJP, either (i) purchasing such Property or Shares, as applicable, from PJP or (ii) purchasing all of the Shares and the Subordinated Loans, if any, from the Shareholders and satisfy the requirements of Section 8.08 hereof. The offer may only be required to be made within the Option Period and may only be made under the conditions set forth in the Restated Power Sales Agreement. By signing this Option Agreement, each of the Shareholders acknowledges PJP's right to require PTFI to offer to acquire the Shares and the Subordinated Loans, if any, owned by it as provided above and agrees to sell its Shares and
          Subordinated Loans, if any, to PTFI should PJP so elect and accept PTFI's offer.


               Section 4.02 Fee for the Mandatory Purchase Right. As full and complete consideration for the granting of the Mandatory Purchase Right by PTFI, PJP shall pay to PTFI the fixed sum of US$10 (Ten United States Dollars) upon the signing of this Option Agreement, the receipt and sufficiency of which is hereby acknowledged by PTFI by its signing of this Option Agreement.


               Section 4.03 Mandatory Purchase Right Irrevocable and Binding. The Mandatory Purchase Right is irrevocable and effective for the Option Period and shall be binding upon the parties hereto and their respective permitted successors, transferees and assigns.


               Section 4.04 Procedures for Exercise of Mandatory Purchase Right. If PJP elects to accept the offer referred to in the first sentence of Section 4.01, PJP shall do so by giving written notice of such election to PTFI and the Shareholders during the Option Period (the "Mandatory Purchase Right Exercise Notice", the date of the Mandatory Purchase Right Exercise Notice being the "Mandatory Purchase Right Exercise Notice Date"), which Mandatory Purchase Right Exercise Notice shall specify (a) the date on which PJP desires for the closing of the sale and transfer of the Property or Shares to PTFI to be consummated, which date shall not be earlier than sixty (60) Days or later than one hundred eighty (180) Days from the Mandatory Purchase Right Exercise Notice Date; provided, however, that such sale shall be consummated (1) within thirty (30) Days of the Mandatory Purchase Right Exercise Notice Date, if such sale consists of Shares and is made subsequent to a PTFI Event of Default under
          Section 16.01(f) of the Restated Power Sales Agreement or subsequent to the event described in clause (y) of Section 4.01 hereof or (2) immediately, if such sale is made subsequent to an Event of Default under Section 16.01(c) of the Restated Power Sales Agreement and (b) PJP's calculation of the Mandatory Purchase Right Purchase Price as defined and further described in
          Section 4.05. In the event that PJP accepts PTFI's offer to acquire the Shares and Subordinated Loans, if any, following the exercise by PJP of the Mandatory Purchase Right, each of the Shareholders hereby agrees to sell, transfer, assign and convey to PTFI all of its Shares and Subordinated Loans, if any, for its allocable share of the Mandatory Purchase Right Purchase Price and otherwise on the terms set forth in this Article 4.


               Section 4.05 Mandatory Purchase Right Purchase Price. The Mandatory Purchase Right Purchase Price for the purchase of all of the Property or all of the Shares and Subordinated Loans, if any, pursuant to PJP's acceptance of the offer referred to in the first sentence of Section 4.01 shall be the greatest of (i) the Fair Market Value of the Property or the Shares, (ii) the Option Price and (iii) 125% of the Outstanding Investment, plus, if applicable, (iv) the Third Party Asset Price, minus, if applicable, (v) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon (except, in the case in which the Mandatory Purchase Price is the Fair Market Value of the Property or the Shares, to the extent such amount was taken into account in determining the Option Price); in each case determined as of the date on which the sale and transfer of the Property or the Shares and Subordinated Loans, if any, by PJP or the Shareholders to PTFI is consummated.


                                     ARTICLE 5
                         THE RIGHT OF FIRST REFUSAL BY PTFI
                             TO PURCHASE SHARES FROM PJP

               Section 5.01 Granting of the PJP Right of First Refusal as to Portfolio Shares. PJP does hereby grant to PTFI an exclusive right of first refusal, exercisable by PTFI at any time within the Option Period, to acquire any Shares of PJP, whether or not previously issued, which PJP desires to issue, sell, convey, transfer or assign (each a "PJP Share Issuance") to any Person, other than a Shareholder or an Affiliate thereof, (the "Right of First Refusal as to Portfolio Shares"), such Right of First Refusal as to Portfolio Shares to be maintained and honored by PJP according to the terms of this Option Agreement. PJP hereby covenants and agrees that it will not engage in any PJP Share Issuance except in compliance with this Article 5.


               Section 5.02   Permitted  Transfers.    PJP  may  make   the
          following PJP Share Issuances and no others: (a) PJP Share Issuances to the Shareholders or Affiliates thereof in accordance with the terms of the Restated Shareholders Agreement, and (b) PJP Share Issuances in accordance with Sections 5.03 or 5.04 below.


               Section 5.03   Issuance to a  Pre-Approved Party.   (a)  PJP
          may, at its option, seek a waiver by PTFI of the Right of First Refusal as to Portfolio Shares as hereinafter provided.


                    (b) PJP may make a PJP Share Issuance to the extent that PJP (i) gives PTFI written notice of its intention to make a PJP Share Issuance of any Shares (the "PJP Share Issuance Intent Notice"), (ii) PTFI does not notify PJP, within thirty (30) Days after having received the PJP Share Issuance Intent Notice, of PTFI's intent to exercise its rights pursuant to this Article, and (iii) otherwise complies with the provisions of this Option Agreement. The PJP Share Issuance Intent Notice shall contain a description of the Shares proposed to be the subject of the PJP
          Share Issuance (the "Available PJP Shares"), the names and addresses of not more than ten proposed third party purchasers and a full, accurate and complete description of the terms upon which the PJP Share Issuance is proposed to be made. Upon receipt of a PJP Share Issuance Intent Notice, PTFI shall have the option, but not the obligation, to (x) purchase the Available PJP Shares upon the terms proposed by PJP provided that if such terms include non-cash compensation which would be commercially difficult or impossible for PTFI to provide, PTFI's purchase price shall include the fair market value of such non-cash compensation, as determined by agreement of PJP and PTFI, or by an appraiser selected jointly by PJP and PTFI, if the parties are unable to agree, (y) to waive the Right of First Refusal as to Portfolio Shares with regard to a PJP Share Issuance of the Available PJP Shares to any or all of the proposed third party purchasers (each such third party as to which PTFI waives the Right of First Refusal as to Portfolio Shares, a "Pre-Approved Party"), or (z) to refuse to waive the Right of First Refusal as to Portfolio Shares as to any or all of the proposed third party purchasers.


               Section 5.04 PJP Share Right of First Refusal. Notwithstanding any failure by PJP to obtain a pre-approval of a PJP Share Issuance pursuant to Section 5.03(b), PJP may make a PJP Share Issuance to the extent that PJP (i) receives a written offer from a Person (other than a Shareholder or an Affiliate thereof) to purchase Shares, which offer PJP intends to accept if the Shareholders do not exercise their rights under the Restated Shareholders Agreement and PTFI does not exercise its rights pursuant to this Article, (ii) gives PTFI prior written notice of the offer and PJP's intent to accept such offer (the "PJP Share Sale Notice") and PTFI does not notify PJP, within ninety (90) Days after having received the PJP Share Sale Notice, of PTFI's intent to exercise its rights pursuant to this Article, and (iii) otherwise complies with the provisions of this Option Agreement. The PJP Share Sale Notice shall contain a description of the Available PJP Shares, the name and address of the proposed third party purchaser and a full, accurate and complete description of the terms upon which the PJP Share Issuance is proposed to be made. The PJP Share Sale Notice shall also contain a copy of the written offer. Upon receipt of a PJP Share Sale Notice, PTFI shall have the option, but not the obligation, to purchase the Available PJP Shares upon the same terms and conditions provided that if such terms include non-cash compensation which would be commercially difficult or impossible for PTFI to provide, PTFI's purchase price shall include the fair market value of such non-cash compensation, as determined by agreement of PJP and PTFI, or by an appraiser selected jointly by PJP and PTFI, if the parties are unable to agree.


               Section 5.05 Duration of the PJP Right of First Refusal as to Portfolio Shares. The Right of First Refusal as to Portfolio Shares granted herein is irrevocable for the Option Period, shall be binding upon the parties hereto and their respective permitted successors, transferees and assigns, and is for the benefit of PTFI and its Affiliates, nominees, successors in title and assigns.

               Section 5.06 Right of First Refusal as to Portfolio Shares Closing Matters. In the event that PTFI exercises its right to purchase the Available PJP Shares set forth in this Article (and none of the Shareholders exercise their rights under the Restated Shareholders Agreement), the closing with respect to any Shares to be so acquired by PTFI shall occur within one hundred eighty
          (180) Days of the notice by PTFI to PJP that it intends to exercise its rights and acquire the Available PJP Shares.


               Section 5.07 PJP's Rights upon PTFI's Waiver. In the event that PTFI does not exercise its (i) right to purchase the Available PJP Shares and waives the Right of First Refusal as to Portfolio Shares as to such Available PJP Shares with respect to one or more of the proposed third party purchasers specified in a PJP Share Issuance Intent Notice, then PJP may make a PJP Share Issuance of those Available PJP Shares to an Pre-Approved Party on terms no more favorable to such Pre-Approved Party than the terms proposed in the PJP Share Issuance Intent Notice, or (ii) Right of First Refusal as to Portfolio Shares as to such Available PJP Shares (and none of the Shareholders exercise their rights under the Restated Shareholders Agreement), then PJP may make a PJP Share Issuance of such Available PJP Shares on the terms specified in, and to the third party identified in, the PJP Share Sale Notice; provided, however, in either case unless such PJP Share Issuance is consummated within one hundred eighty (180) Days of PTFI's waiver or the expiration of the time period for PTFI to exercise its rights to purchase the Available PJP Shares set forth in this Article, PJP may not thereafter make any PJP Share Issuance without again complying with the provisions of this Article.

                                     ARTICLE 6
                                 THE OPTION BY PTFI
                      TO PURCHASE SHARES FROM THE SHAREHOLDERS


               Section 6.01 Granting of the Shareholder Share Purchase Option. Each of the Shareholders hereby grants to PTFI an exclusive right and option, subject to the terms of the Financing Documents, exercisable by PTFI at any time during the Option Period in the case that PTFI is exercising its option pursuant to
          Section 6.05(a) or (b), or on the fifth, tenth, fifteenth, or twentieth anniversary of the Closing Date (if otherwise exercised), to purchase the Shares and the Subordinated Loans, if any, owned by such Shareholder in accordance with the terms of this Option Agreement (the "Shareholder Share Purchase Option"). PTFI shall also have the right to exercise the Shareholder Share Purchase Option in the circumstances described in the last sentence of Section 2.01. It is understood and agreed that PTFI has no obligation to exercise its rights under the Shareholder Share Purchase Option and provided, however, that PTFI shall only be entitled to exercise the Shareholder Share Purchase Option to purchase all Shares and all Subordinated Loans held by all Shareholders in a single transaction.


               Section 6.02   Fee  for  the   Shareholder  Share   Purchase
          Option. As full and complete consideration for the granting of the Shareholder Share Purchase Option by each of the Shareholders, PTFI shall pay to each of the Shareholders the fixed sum of US$10 (Ten United States Dollars) upon the signing of this Option Agreement, the receipt and sufficiency of which is hereby acknowledged by each of the Shareholders by its signing of this Option Agreement.

               Section 6.03 Option Irrevocable and Binding. The Shareholder Share Purchase Option is irrevocable and effective for the Option Period and shall be binding upon the parties hereto and their respective permitted successors, transferees and assigns, and is for the benefit of PTFI and its Affiliates, nominees, successors in title and assigns.


               Section 6.04 Procedures for Exercise of Option. If PTFI elects to exercise the Shareholder Share Purchase Option, PTFI shall do so by giving written notice of such election to each Shareholder during the Option Period (the "Shareholder Share Purchase Exercise Notice"; the date of the Shareholder Share Purchase Exercise Notice being the "Shareholder Share Purchase Exercise Notice Date"), which Shareholder Share Purchase Exercise Notice shall specify (a) the date on which PTFI desires for the closing of the sale and transfer of the Shares and Subordinated Loans, if any, by the Shareholder to PTFI to be consummated, which date shall not be later than one hundred eighty (180) Days from the Shareholder Share Purchase Exercise Notice Date and (b) PTFI's calculation of the Shareholder Share Purchase Option Price as defined and further described in Section 6.05.


               Section 6.05 Shareholder Share Purchase Option Price. The amount to be paid by PTFI to each Shareholder for the sale and transfer of such Shareholder's Shares and Subordinated Loans, if any (the "Shareholder Share Purchase Option Price"), shall vary and be determined as set forth below and shall, in each case, be the Proportionate Amount of each amount set forth below.


                    (a) If PTFI is purchasing the Shares and Subordinated Loans, if any, concurrently with its election to terminate the Restated Power Sales Agreement following an Event of Default by PJP under any paragraph (other than paragraph (d)) of Section
          16.01 of the Restated Power Sales Agreement, or in accordance with the second to last sentence of Section 6.01, then the
          Shareholder  Share  Purchase  Option  Price  shall  be  (i)   the
          Outstanding Investment applicable to such Shares and (ii) any cash and cash equivalents remaining in PJP due to a legal or contractual prohibition against distributing such funds to shareholders, plus, if applicable (iii) the lesser of the Net Book Value and the fair market value of any Third Party Assets, minus, if applicable, (iv) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon; in each case determined as of the date on which the sale and transfer of the Shares by such Shareholder to PTFI is consummated (the "Shareholder Share Purchase Option Closing Date") and (v) the liquidated damages due under Section 16.03(d) of the Restated Power Sales Agreement.


                    (b) If PTFI is purchasing the Shares and Subordinated Loans, if any, concurrently with its termination of the Restated Power Sales Agreement following an Event of Default by PJP under
          Section 16.01(d) thereof or as a result of a Change in Control, then the Shareholder Share Purchase Option Price shall be the (i) the Outstanding Investment applicable to such Shares and (ii) any cash and cash equivalents remaining in PJP due to a legal or contractual prohibition against distributing such funds to shareholders, plus, if applicable, (iii) the lesser of (A) the Net Book Value (as shown on the most recent balance sheet of PJP) of any Third Party Assets and (B) the fair market value of such Third Party Assets, minus, if applicable, (iv) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon; in each case determined as of the Shareholder Share Purchase Option Closing Date.


                    (c) If the Shareholder Share Purchase Option Notice is given for any reason other than those described in Section 6.05(a) or (b) above, or 6.05(d) or (e) below, then the Shareholder Share Purchase Option Price shall be (i) the greater of (A) the Fair Market Value of the Property and (B) the Option Price applicable to such Shares and (ii) any cash and cash equivalents remaining in PJP due to a legal or contractual prohibition against distributing such funds to shareholders, plus, if applicable, (iii) the Third Party Asset Price (except, in the case that the Shareholder Share Purchase Option Price is the Fair Market Value of the Shares, to the extent that such amount was taken into account in determining such Fair Market Value, minus, if applicable, (iv) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon (except, in the case that the Shareholder Share Purchase Option Price is the Fair Market Value of the Shares, to the extent that such amount was taken into account in determining such Fair Market Value); in each case determined as of the Shareholder Share Purchase Option Closing Date.

                    (d) If the Shareholder Share Purchase Option Notice is given for the reason set forth in Section 10.04 of the Restated Power Sales Agreement (shortfall in insurance proceeds to repair property damage), then the Shareholder Share Purchase Option Price shall be (i) the Outstanding Investment applicable to such Shares minus $250,000 (but not less than zero), and (ii) any cash and cash equivalents remaining in PJP due to a legal or contractual prohibition against distributing such funds to shareholders, plus, if applicable, (iii) the Net Book Value of any Third Party Assets, minus, if applicable, (iv) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon, in each case determined as of the Shareholder Share Purchase Option Closing Date.


                    (e) If the Shareholder Share Purchase Option Notice is given for the reason set forth in Section 13.05 of the Restated Power Sales Agreement (Extended Force Majeure), then the Shareholder Share Purchase Option Price shall be (i) the Outstanding Investment and (ii) any cash and cash equivalents remaining in PJP due to a legal or contractual prohibition against distributing such funds to shareholders, plus, if applicable, (iii) the Net Book Value of any Third Party Assets, minus, if applicable, (iv) the unpaid principal amount of any PSA Subordinated Debt plus accrued and unpaid interest thereon, in each case determined as of the Shareholder Share Purchase Option Closing Date.


               Section 6.06 Fairness of Tax Gross-Up. If the Shareholder Share Purchase Option Price is determined pursuant to Section 6.05(c), (d) or (e), then the Tax Gross-Up payable by PTFI to PJP will be adjusted, if necessary, as follows:


                    (a) If the inaccuracy of any of the assumptions set forth in Schedule VI to the Restated Power Sales Agreement with respect to Indonesian Taxes or tax attributes shall result in an increase or decrease in Indonesian taxes payable by PJP (other than to the extent such increases or decreases are allocable to sales of electricity or electric capacity to third parties) or United States taxes payable by the Shareholders (as assumed in the Closing Model), then the Closing Model shall be amended to correct any inaccuracies set forth therein and the Tax Gross-Up shall be equitably adjusted to maintain the Closing Model's original project internal rate of return (i.e. 16.65%), with differences in prior period payments being subject to interest at the Default Interest Rate.


                    (b) If the highest marginal U.S. corporate income tax rate at the Shareholder Share Purchase Option Date is other than 35%, then the Closing Model shall be amended to correct this difference and the Tax Gross-Up adjusted accordingly.

                    (c) If any change in Indonesian Taxes shall result in an increase or decrease in the Tax Gross-Up payable by PJP pursuant to the calculation of the Tax Gross-Up in the Closing Model, then the Closing Model shall be adjusted to reflect such increase or decrease and the Tax Gross-Up adjusted accordingly.


                                     ARTICLE 7
                         THE RIGHT OF FIRST REFUSAL BY PTFI
                      TO PURCHASE SHARES FROM THE SHAREHOLDERS


               Section 7.01 Granting of the Shareholder Share Right of First Refusal. Each of the Shareholders does hereby grant to PTFI an exclusive right of first refusal, exercisable by PTFI at any time within the Option Period, to acquire any Shares and Subordinated Loans, if any, owned by such Shareholder which such Shareholder desires to sell, convey, transfer or assign (each a "Shareholder Share Transfer") to any Person other than a Shareholder or an Affiliate thereof (the "Shareholder Share Right of First Refusal"), such Shareholder Share Right of First Refusal to be maintained and honored by each Shareholder, respectively, according to the terms of this Option Agreement. Each Shareholder hereby covenants and agrees that it will not engage in any Shareholder Share Transfer except in compliance with this
          Article 7.


               Section 7.02 Permitted Transfers. Any Shareholder may make the following Shareholder Share Transfers and no others:
          (a) Shareholder Share Transfers to the Shareholders or Affiliates thereof in accordance with the terms of the Restated Shareholders Agreement; (b) Shareholder Share Transfers as security in connection with a financing which is approved by PTFI; and (c) Shareholder Share Transfers in accordance with Sections 7.03 or
          7.04 below.


               Section 7.03 Transfer to a Pre-Approved Party. (a) Each of the Shareholders may, at its option, seek a waiver by PTFI of the Shareholder Share Right of First Refusal as hereinafter provided.

                    (b)  Each Shareholder  may  make  a  Shareholder  Share
          Transfer to the extent that such Shareholder (i) gives PTFI written notice of its intention to make a Shareholder Share Transfer of any Shares and Subordinated Loans, if any (the "Shareholder Share Transfer Intent Notice"), (ii) PTFI does not notify such Shareholder, within thirty (30) Days after having received the Shareholder Share Transfer Intent Notice, of PTFI's intent to exercise its rights pursuant to this Article, and (iii) otherwise complies with the provisions of this Option Agreement. The Shareholder Share Transfer Intent Notice shall contain a description of the Shares and Subordinated Loans, if any, proposed to be the subject of the Shareholder Share Transfer (the "Available Shareholder Shares"), the names and addresses of not more than ten proposed third party purchasers and a full, accurate and complete description of the terms upon which the Shareholder Share Transfer is proposed to be made. Upon receipt of a Shareholder Share Transfer Intent Notice, PTFI shall have the option, but not the obligation, (x) to purchase the Available Shareholder Shares upon the terms proposed by such Shareholder provided that if such proposed terms include non-cash compensation which would be commercially difficult or impossible for PTFI to provide, PTFI's purchase price shall include the fair market value of such non-cash compensation as determined by agreement of PTFI and such Shareholder, or by an appraiser jointly-selected by PTFI and such shareholder of the parties are unable to agree, (y) to waive the Shareholder Share Right of First Refusal with regard to a Shareholder Share Transfer of the Available Shareholder Shares to any or all of the proposed third party purchasers (each such third party as to which PTFI waives the Shareholder Share Right of First Refusal, a "Pre-Approved Party"), or (z) to refuse to waive the Shareholder Share Right of First Refusal as to any or all of the proposed third party purchasers.


               Section 7.04   Shareholder Share  Right  of  First  Refusal.
          Notwithstanding the failure by any Shareholder to obtain a pre-approval of a Shareholder Share Transfer pursuant to Section 7.03(b), any Shareholder may make a Shareholder Share Transfer to the extent that such Shareholder (i) receives a written offer from a Person to purchase all or a portion of its Shares and Subordinated Loans, if any, which offer such Shareholder intends to accept if the other Shareholders do not exercise their rights under the Restated Shareholders Agreement and PTFI does not exercise its rights pursuant to this Article, (ii) gives PTFI prior written notice of the offer and such Shareholder's intent to accept such offer (the "Shareholder Share Sale Notice") and PTFI does not notify such Shareholder, within ninety (90) Days after having received the Shareholder Share Sale Notice, of PTFI's intent to exercise its rights pursuant to this Article, and (iii) otherwise complies with the provisions of this Option Agreement. The Shareholder Share Sale Notice shall contain a description of the Available Shareholder Shares, the name and address of the proposed third party purchaser and a full, accurate and complete description of the terms upon which the Shareholder Share Transfer is proposed to be made. The Shareholder Share Sale Notice shall also contain a copy of the written offer. Upon receipt of a Shareholder Share Sale Notice, PTFI shall have the option, but not the obligation, to purchase the Available Shareholder Shares upon the same terms and conditions, that the proposed Shareholder Share Transfer to the third party is to be made, or as otherwise agreed upon by PTFI and the selling Shareholder.


               Section 7.05 Duration of the Shareholder Share Right of First Refusal. The Shareholder Share Right of First Refusal granted herein is irrevocable for the Option Period, shall be binding upon the parties hereto and their respective permitted successors, transferees and assigns, and is for the benefit of PTFI and its Affiliates, nominees, successors in title and assigns.


               Section 7.06 Shareholder Share Right of First Refusal Closing Matters. In the event that PTFI exercises its right to purchase the Available Shareholder Shares set forth in this Article (and none of the Shareholders exercise their rights under the Restated Shareholders Agreement), the closing with respect to any Shares and Subordinated Loans, if any, to be so acquired by PTFI shall occur within one hundred eighty (180) Days of the notice by PTFI to PJP that it intends to exercise its rights and acquire the Available Shareholder Shares.


               Section 7.07 Shareholder's Rights upon PTFI's Waiver. In the event that PTFI does not exercise its (i) right to purchase the Available Shareholder Shares and waives the Shareholder Share Right of First Refusal as to such Available Shareholder Shares with respect to one or more of the proposed third party purchasers specified in a Shareholder Share Transfer Intent Notice, then such Shareholder may make a Shareholder Share Transfer of those Available Shareholder Shares to a Pre-Approved Party on terms no more favorable to such Pre-Approved Party than the terms proposed in the Shareholder Share Transfer Intent Notice, or (ii) Shareholder Share Right of First Refusal as to such Available Shareholder Shares (and none of the Shareholders exercise their rights under the Restated Shareholders Agreement), then the selling Shareholder may make a Shareholder Share Transfer of such Available Shareholder Shares on the terms specified in, and to the third party identified in, the Shareholder Share Sale Notice; provided, however, in either case unless such Shareholder Share Transfer shall be consummated within one hundred eighty (180) Days of PTFI's waiver or the expiration of the time period for PTFI to exercise its rights to purchase the Available Shareholder Shares set forth in this Article, such Shareholder may not thereafter make any Shareholder Share Transfer without again complying with the provisions of this Article.

               Section 7.08 PJP Acknowledgment. PJP hereby acknowledges the Shareholder Share Right of First Refusal and agrees that it will not register or permit the registration of any Shareholder Share Transfer that is not made in compliance with the provisions of this Article 7.


                                     ARTICLE 8
                        PROVISIONS APPLICABLE TO THE CLOSING


               Section 8.01 Pre-Closing Obligations. Within a reasonable period of time following the giving of the notice that initiates any of the transactions set forth in this Option Agreement (each a "Notice") and a reasonable period of time prior to the closing of any of the transactions whereby PTFI acquires all of the Shares or all or substantially all of the Property as contemplated by this Option Agreement (each a "Transaction"), PJP shall deliver to PTFI: (a) a list of all Property owned by PJP;
          (b) a list of all employees of PJP or any Affiliate of PJP who devote all or a substantial amount of their time to the operations of PJP (the "Key Employees"); (c) copies of all contracts, licenses and permits held by PJP; (d) all other information delivered by PTFI to PJP in connection with the transfer of the New Facilities from PTFI to PJP pursuant to the New Asset Sale Agreement, including all information reflected in the schedules attached thereto; and (e) all other information and documentation that is reasonably requested by PTFI with respect to the transferor, the assets being transferred, liabilities being assumed or the operations of PJP.


               Section 8.02 Closing. The closing of any Transaction (each a "Closing") shall occur on such date and in such location as the parties may agree; provided that, if the parties cannot agree, the closing shall occur in the offices of PTFI in either New Orleans, Louisiana or Jakarta, Indonesia, at PTFI's option, on the Business Day immediately following the occurrence or waiver by PTFI of the last of the conditions to closing set forth in Article 9, except that, absent such agreement in the case of a Transaction under Article 4, the Closing shall occur at such place in New York, New York as PJP shall specify (i) immediately (in the case of an Event of Default under Section 16.01(c) of the Restated Power Sales Agreement), (ii) within one hundred and eighty (180) Days of the Mandatory Purchase Right Exercise Notice Date (in the case of an Event of Default under Section 16.01(a) or (b) of the Restated Power Sales Agreement), or (iii) within thirty (30) Days of the Mandatory Purchase Right Exercise Notice Date (in the case of an Event of Default under Section 16.01(f) of the Restated Power Sales Agreement), or if any such day is not a Business Day, on the next succeeding Business Day. At the Closing, each of the parties shall execute and deliver to the other party any and all documents and agreements that are reasonably requested by the other party to effectuate the Transaction and PTFI shall deliver the appropriate purchase price to the transferor by wire transfer or cashier's check.

               Section 8.03   Representations and Warranties   at  Closing.
          Except in the case of a Transaction under Article 4, the definitive documents to be executed by the parties in connection with the Closing (the "Definitive Documents") shall contain representations, warranties and covenants by the transferor of Shares or Property, as the case may be (the "Transferor"), that are substantially similar to (i) the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.07, 3.10 and
          3.13 of the New Asset Sale Agreement and a representation and warranty that PJP has no material liabilities not disclosed on its most recent audited balance sheet or otherwise disclosed to PTFI in writing, and (ii) the covenants set forth in Sections 5.01, 5.02 5.04 and Article 7 of the New Asset Sale Agreement
          with regard to  PTFI, to the  extent applicable.   In  connection
          with any Transaction set forth in Articles 5, 6 or 7, the Definitive Documents shall also include representations and warranties by the transferor: (a) that the Shares being acquired by PTFI are fully paid, non-assessable, (b) that legal and beneficial title to such Shares is held by the Transferor free and clear of any and all Liens (except Liens in favor of the Senior Secured Lenders), and (c) that the transfer documents are sufficient to transfer to PTFI all of the Transferor's right, title and interest in and to the Shares being transferred.


               Section 8.04 Indemnity. Except in the case of a Transaction under Article 4, the Definitive Documents shall contain an indemnity by the Transferor that is substantially similar to the indemnification provisions that are set forth in
          Section 10.01  of the  New Asset  Sale Agreement  with regard  to
          PTFI.


               Section 8.05 No Contravention. Except in the case of a Transaction under Article 4, the Definitive Documents in connection with any Transaction set forth in Articles 2, 3 or 4 shall contain a provision substantially similar to Section 2. of the New Asset Sale Agreement.


               Section 8.06 Closing Costs. Each party to any Transaction shall bear all of the costs of its personnel, attorneys and advisors in connection with the preparation and negotiation of the Definitive Documents, other documents to be furnished by it and, except as provided below in this Section 8.06, otherwise in connection with any Transaction; provided, that if any Transaction hereunder occurs subsequent to a PTFI Event of Default, PTFI shall bear all attorneys' costs incurred in connection with such Transaction. All transfer and other taxes, all notarial and filing costs and fees, and all similar third party costs which are incurred as a result of any Transaction (the "Closing Costs") shall be paid by PTFI; provided, however, if the Transaction results from PTFI's exercise of its rights under Sections 2.05(a), 2.05(b), 6.05(a) or 6.05(b), then PJP or the Shareholders, as applicable, shall pay such Closing Costs.


               Section 8.07 Employees. In connection with any Transaction involving all of the Shares or all or substantially all of the Property set forth in Articles 2, 3, 4 or 6, PTFI shall be permitted to hire from PJP or its Affiliates any or all of the Key Employees that PTFI identifies to PJP in writing, and PJP agrees that it will terminate at, but not prior to, the Closing any Key Employees that PTFI so indicates that it would like to hire. Except in the case of a transaction under Article 4, each of PJP and the Shareholders agrees that neither PJP, any Shareholder nor any Affiliate of any of them will give any new offer of employment (or any offer which is similar to employment, such as a consulting arrangement) to any such Key Employee for an eighteen (18) month period beginning on the date of any Notice under this Option Agreement. PJP agrees not to interfere with the hiring by PTFI of any Key Employees, and PJP hereby waives any claims or rights that PJP may have with respect to any such hiring.


               Section 8.08   Assumption or Payment of Obligations by PTFI.
          In connection with and as a condition to any purchase of all or substantially all of the Property pursuant to Articles 2, 3 or 4, PTFI shall assume, indemnify and hold PJP harmless from, unless there has occurred and is continuing an Event of Default under the Restated Power Sales Agreement relating to PTFI, in which case PTFI shall pay and discharge in full (i) all outstanding principal, interest and other amounts payable by PJP, or an Affiliate of PJP, to the Senior Secured Lenders under the Financing Documents and, to the extent approved by PTFI, other Debt of PJP, (ii) all of the other obligations and liabilities of PJP as to which PTFI has an obligation to reimburse PJP pursuant to the Restated Power Sales Agreement or would have been required to reimburse PJP pursuant to the Restated Power Sales Agreement
          if PJP had continued  to operate the Property  or portioon of   the
          Property  so  purchased  by  PTFI,  (iii)  all  obligations   and
          liabilities of PJP under contracts for the sale of electricity to third parties to which PTFI has previously consented pursuant to the Restated Power Sales Agreement and (iv) for the period after
          the  closing  date   of  such  purchase,   all  obligations   and
          liabilities of PJP  under all contracts  between PJP  and one  or
          more third parties  that are assumed  by PTFI.   It is  expressly
          understood by the parties that the obligations of PTFI under clause (i) of this Section 8.08 are absolute and unconditional and shall be performed by PTFI (A) on the date on which the Restated Power Sales Agreement is terminated due to an Event of Default by either PTFI or PJP and (B) regardless of whether or not PJP complies with any Section of this Article 8 and regardless of whether any of the conditions set forth in Article
          9 is satisfied.


               Section 8.09 No Liens. In connection with each of the Transactions set forth in Articles 2, 3 or 4, all of the Property shall be transferred to PTFI free and clear of any and all Liens other than Permitted Liens or Liens created by the acts or omissions of PTFI.


               Section 8.10 Post-Closing Transition Obligations. For a reasonable period of time following the Closing, each of PJP and the Shareholders shall provide to PTFI any and all reasonable assistance requested by PTFI in connection with the transition of the ownership, operation and maintenance of the Facilities. PTFI shall reimburse PJP and the Shareholders within a reasonable period of time following receipt of an invoice for any direct, reasonable, out-of-pocket expenses in connection with any such transitional assistance.


               Section 8.11 Risk of Loss. Pending any Closing, the risk of loss or damage to the Property or Shares being transferred by fire or other casualty or its taking or damage by condemnation shall be on the Transferor.


                                     ARTICLE 9
                                CONDITIONS TO CLOSING


               Section 9.01 Conditions to the Obligations of Each Party at the Closing. The obligations of each party to consummate the Closing are subject to the satisfaction of the following conditions (except that, in the case of a transaction under Article 4, any condition which cannot be satisfied as a result of any act or omission on the part of PTFI shall be waived):


                         (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall (i) prohibit the consummation of the Closing or (ii) restrain, prohibit or otherwise materially interfere with the effective operation of all or any portion of the Property.


                         (b)  All actions by  or in respect  of or  filings
               with any governmental body, agency, official or authority required to permit the consummation of the Closing, including, without limitation, all approvals set forth in any Schedule produced by the Transferor pursuant to Section
               8.01 or 8.03 hereto, any approval of the BKPM, PLN, MOME, BPN, the Bank of Indonesia and any other department, Ministry or agency of the Indonesian Government necessary for the transfer scheduled to be consummated at the Closing, for the parties to execute the Definitive Documents and for the continued operation of the Property.


                         (c) There shall have been no Material Adverse Effect with respect to the Property since the date of the Notice.


                         (d) PTFI shall have obtained all approvals and consents required under its contractual arrangements in connection with the execution of the Definitive Documents.

                         (e) As of the date of the Closing, PJP shall not be in violation of any law or regulation relating to the Property, except for violations which could not reasonably be expected to have a Material Adverse Effect, and there shall be no action, suit, investigation or proceeding pending, or to PJP's knowledge threatened, against or affecting the Property before any court or arbitrator or any governmental body, agency or official which is reasonably likely to be determined or resolved in a manner which could reasonably be expected to have a Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated hereby or by the Definitive Documents.


                         (f) Each of the Definitive Documents shall have been executed and delivered in form and substance satisfactory to the parties thereto and shall be in full force and effect, and no default by any party thereto in the performance of its obligations thereunder shall have occurred and be continuing.


               Section 9.02 Conditions to Obligation of the Transferor at the Closing. The obligation of the Transferor to consummate the Closing is also subject to the satisfaction of the following further conditions:

                         (a) PTFI shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing, the representations and  warranties of  PTFI  set forth  in  the

               Definitive Documents shall be true in all material respects at and as of the Closing, as if made at and as of such date and the Transferor shall have received a certificate signed by an authorized officer of PTFI to the foregoing effect.


                         (b) With respect to the Closing, (i) the Transferor shall have received all consents, authorizations or approvals from governmental agencies which are required to effectuate the Transfer, in each case in form and substance reasonably satisfactory to the Transferor and no such consent, authorization or approval shall have been revoked and no proceeding or formal investigation shall have been commenced to revoke such consent, authorization or approval and (ii) the Transferor shall have received such legal opinions as it shall reasonably request.


               Section 9.03 Conditions to the Obligations of PTFI at the Closing. The obligations of PTFI to consummate the Closing is also subject to the satisfaction of the following further conditions (except that, in the case of a transaction under Article 4, any conditionn which cannot be satisfied as a result of any act or omission on the part of PTFI shall be waived):


                          (a) the Transferor shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing, the representations and warranties of the Transferor set forth in the Definitive Documents shall be true in all material respects at and as of the Closing, as if made at and as of such date and PTFI shall have received a certificate signed by an authorized representative of the Transferor to the foregoing effect.


                         (b)  PTFI  shall  have   received  all   consents,
               permits, authorizations or approvals from any governmental agencies required to effectuate the Transfer to be consummated at the Closing, and each shall be in form and substance reasonably satisfactory to PTFI, and no such consent, permit, authorization or approval shall have been revoked and no proceeding or formal investigation shall have been commenced to revoke such consent, authorization or approval.


                                   ARTICLE 10
                                   COVENANTS


               Section 10.01 Single Purpose Entity. Each of the Shareholders hereby covenants and agrees that during the Option Period it shall vote its Shares, and shall instruct any of PJP's commissioners and directors nominated by it, to retain PJP's status as a single purpose entity whose only business is the ownership and operation of electric generation, transmission and distribution facilities in the area in which PTFI conducts its operations pursuant to the COW.


               Section 10.02 Transferee to be Bound. PJP hereby covenants and agrees to cause any Person to whom any Property (other than non-essential Property as contemplated by Section 3.01) is sold, conveyed, transferred or assigned to execute such document or documents, in form and substance reasonably satisfactory to each other party, as will expressly bind such transferee to the terms of this Option Agreement. PJP and each of the Shareholders hereby covenants and agrees to cause any Person to whom it issues, sells, conveys, transfers or assigns any Shares to execute such document or documents, in form and substance reasonably satisfactory to each other party, as will expressly bind such transferee to the terms of this Option Agreement.


               Section 10.03 Notification of Changes. PJP and each of the Shareholders hereby covenants and agrees that during the Option Period it shall promptly inform PTFI of any (i) proposed change to the Articles, the Restated Shareholders Agreement and any other document or agreement governing the relationship between the Shareholders or between the Shareholders and PJP, (ii) proposed transfer of non-essential Property to a Shareholder or an Affiliate thereof as contemplated by Section 3.01, (iii) proposed issuance, sale, conveyance, transfer or assignment of Shares by PJP to any Shareholder or Affiliate thereof, (iv) proposed sale, conveyance, transfer or assignment of Shares to any Shareholder to any other Shareholder or an Affiliate thereof,
          (v) any proposed Change in Control and (vi) incurrence of any material liability by PJP.


               Section 10.04 Cooperation. Each party hereto hereby covenants and agrees to use all reasonable efforts to cooperate with each other Party to this Agreement in fulfilling its obligations hereunder including, but not limited to, executing consents and other documents, attending meetings and doing such other things as are reasonably necessary in order that the Conditions to Closing set forth in Article 9 are fulfilled prior to the Closing Date of any Transaction, even though not a party to such Transaction.


                                     ARTICLE 11
                                    MISCELLANEOUS


               Section 11.01  Notices.   All  notices, requests  and  other
          communications to either party hereunder (i) shall be in writing (including facsimile transmissions), (ii) shall be given if to PTFI, to:


                         P.T. Freeport Indonesia Company
                         Plaza 89, 5th Floor
                         Jl. HR. Rasuna Said, Kav. X-7, No. 6
                         Jakarta 12940
                         INDONESIA
                         Attention:  President Director
                         Telecopy:  011-62-21-850-4535


                    with a copy to:


                         P.T. Freeport Indonesia Company
                         1615 Poydras Street
                         New Orleans, Louisiana  70112
                         U.S.A.
                         Attention:  General Counsel
                         Telecopy:  504-582-1603


                    if to PJP, to:


                         P.T. Puncakjaya Power
                         Plaza 89, 6th Floor
                         Jl. HR. Rasuna Said Kav. X-7 No. 6
                         Jakarta 12940
                         INDONESIA
                         Attention: President Director
                         Telecopy:  011-62-21-850-8178


                    with a copy to:


                         P.T. Puncakjaya Power
                         c/o Duke Energy International LLC
                         Suite 1800
                         400 South Tryon Street
                         Charlotte, North Carolina 28285
                         U.S.A.
                         Attention:  Puncakjaya Power Project Administrator
                         Telecopy:  704-382-9325


                    if to DIJ, to:


                         Duke Irian Jaya, Inc.
                         1105 North Market Street
                         Suite 1300
                         P.O. Box 8985
                         Wilmington, Delaware 19899
                         U.S.A.
                         Attention:  President
                         Telecopy:  302-427-7663


                    if to WPI, to:


                         Westcoast Power, Inc.
                         Suite 600, Park Place
                         666 Burrard Street
                         Vancouver, British Columbia V6C 3M8
                         CANADA
                         Attention: Vice President, Indonesia
                         Telecopy:  604-488-8140


                    and if to PNJ, to:


                         P.T. Prasarana Nusantara Jaya
                         Plaza 89, Suite 601
                         Jl. HR. Rasuna Said, Kav. X-7, No. 6
                         Jakarta
                         INDONESIA
                         Attn:  Managing Director
                         Telecopy:  011-62-21-850-6743

          and (iii) shall be sent either (A) internationally recognized express courier service (postage prepaid) that guarantees delivery to the intended destination within a specified number of days or (B) by telecopier with a hard copy sent in accordance with (A) above. All such notices, requests and other communications shall be deemed received two days after they are sent if sent in accordance with (B) above and if sent by in accordance with (A) above, in accordance with (A) above, in the number of days following the delivery to the carrier which is equal to the number of days within which the carrier guarantees delivery to the intended destination.


               Section 11.02  Amendments and Waivers.(a)  Any provision of
          this Option Agreement may be amended or waived if and  only   if
          such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Option Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.


                    (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law, subject to the limitations herein set forth.


               Section 11.03 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Option Agreement shall be paid by the party incurring such cost or expense.


               Section 11.04 Successors and Assigns. The provisions of this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Option Agreement without the prior written consent of the other party hereto.


               Section 11.05 Assignment. PTFI shall not be permitted to assign its rights or obligations under this Option Agreement without the prior written consent of the other parties.


               Section 11.06 Governing Law. This Option Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws.

               Section 11.07 Counterparts; Effectiveness. This Option Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Option Agreement shall become effective when signed by all parties hereto.


               Section 11.08  Entire Agreement; Third Party  Beneficiaries.
          This Option Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Option Agreement. Nothing in this Option Agreement is intended to confer upon any Person other than the Parties hereto and their successors and assigns any rights or remedies hereunder. This Option Agreement shall remain in full force and effect and shall not be terminated by either of the Parties during the Option Period.


               Section 11.09  Confidentiality.    Each  party  hereto  will
          hold, and will use its reasonable efforts to cause its respective officers, directors, employees, accountants, counsel, consultants, advisers and agents to hold, in confidence for a period of five (5) years commencing with the date of receipt thereof, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information furnished to such party, as applicable, or any of its respective Affiliates in connection with the transactions contemplated by this Option Agreement to the extent that the documents or the context of their disclosure indicate that they are intended to be confidential, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by it, (ii) in the public domain through no fault of it, or (iii) later lawfully acquired by it from sources other than such party, as applicable; provided, that PJP may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by the Restated Power Sales Agreement and to prospective lenders or purchasers of PJP debt instruments in connection with obtaining the financing for the transactions contemplated by the New Asset Sale Agreement and the refinancing of the Existing Assets, so long as such Persons are informed by PJP of the confidential nature of such information and are directed by PJP to treat such information confidentially and, in the case of prospective lenders or purchasers of PJP debt instruments, agree in writing to be bound by the terms of this confidentiality provision or other confidentiality provisions acceptable to PJP. The obligation of each party and its respective Affiliates to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information.
          If this Option Agreement is terminated, each party and its respective Affiliates will, and will use their reasonable efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to each other party, as applicable, upon request, all documents and other materials, and all copies thereof, obtained by each such party or its Affiliates or on its behalf from each other party, as applicable, in connection with this Option Agreement that are subject to such confidence.


               Section 11.10 Captions. The captions herein are included for convenience of reference only and shall not be used in the construction of interpretation hereof.


               Section 11.11 Survival. Except as expressly provided in this Option Agreement, the covenants, agreements, representations and warranties of the parties hereto set forth in this Option Agreement or in any certificate or other writing pursuant hereto or in connection herewith shall not survive the Closing at which they were made.


               IN WITNESS  WHEREOF, the  parties  hereto have  caused  this
          Option  Agreement  to  be  duly  executed  by  their   respective
          authorized officers as of the day and year first written above.


                                   P.T. FREEPORT INDONESIA COMPANY


                                   By:  Signed
                                   Name:
                                   Title:


                                   P.T. PUNCAKJAYA POWER


                                   By: Signed
                                   Name:
                                   Title:


                                   DUKE IRIAN JAYA, INC.


                                   By: Signed
                                   Name:
                                   Title:


                                   WESTCOAST POWER, INC.
                                   By: Signed
                                   Name:
                                   Title:
                                   P.T. PRASARANA NUSANTARA JAYA
                                   By: Signed
                                   Name:
                                   Title:



                                  TABLE OF CONTENTS
                                                                       Page
          ARTICLE 1 DEFINITIONS AND USAGE................................2
           SECTION 1.01 DEFINITIONS......................................2
           SECTION 1.02 USAGE............................................2

          ARTICLE 2 THE OPTION BY PTFI TO PURCHASE THE PROPERTY..........2

           SECTION 2.01 GRANTING OF THE PROPERTY PURCHASE OPTION.........2
           SECTION 2.02 FEE FOR THE PROPERTY PURCHASE OPTION.............3
           SECTION 2.03 OPTION IRREVOCABLE AND BINDING...................3
           SECTION 2.04 PROCEDURES FOR EXERCISE OF OPTION................3
           SECTION 2.05 PROPERTY PURCHASE OPTION PRICE...................3
           SECTION 2.06 CONSENT REQUIRED.................................4
           SECTION 2.07 FAIRNESS OF TAX GROSS-UP.........................5

          ARTICLE 3 THE RIGHT OF FIRST REFUSAL OF PTFI TO PURCHASE THE
          PROPERTY.......................................................5

           SECTION 3.01 GRANTING OF THE RIGHT OF FIRST REFUSAL AS TO
                        PROPERTY.........................................5
           SECTION 3.02 PERMITTED TRANSFERS..............................5
           SECTION 3.03 TRANSFER TO A PRE-APPROVED PARTY.................6
           SECTION 3.04 RIGHT OF FIRST REFUSAL...........................6
           SECTION 3.05 DURATION OF THE RIGHT OF FIRST REFUSAL AS TO
                        PROPERTY.........................................7
           SECTION 3.06 RIGHT OF FIRST REFUSAL AS TO PROPERTY CLOSING
                        MATTERS..........................................7
           SECTION 3.07 PJP'S RIGHTS UPON PTFI'S WAIVER..................7

          ARTICLE 4 THE RIGHT OF PJP TO REQUIRE PTFI TO OFFER TO PURCHASE
          THE PROPERTY OR THE SHARES.....................................7

           SECTION 4.01 GRANTING OF THE RIGHT TO REQUIRE THE OFFER TO
           PURCHASE PROPERTY OR SHARES ..................................7
           SECTION 4.02 FEE FOR THE MANDATORY PURCHASE RIGHT.............8
           SECTION 4.03 MANDATORY PURCHASE RIGHT IRREVOCABLE AND BINDING.8
           SECTION 4.04 PROCEDURES FOR EXERCISE OF MANDATORY PURCHASE
                        RIGHT............................................8
           SECTION 4.05 MANDATORY PURCHASE RIGHT PURCHASE PRICE..........9

          ARTICLE 5 THE RIGHT OF FIRST REFUSAL BY PTFI TO PURCHASE SHARES
          FROM PJP.......................................................9

           SECTION 5.01 GRANTING OF THE PJP RIGHT OF FIRST REFUSAL AS TO
           PORTFOLIO SHARES .............................................9
           SECTION 5.02 PERMITTED TRANSFERS..............................9
           SECTION 5.03 ISSUANCE TO A PRE-APPROVED PARTY.................9
           SECTION 5.04 PJP SHARE RIGHT OF FIRST REFUSAL................10
           SECTION 5.05 DURATION OF THE PJP RIGHT OF FIRST REFUSAL AS TO
           PORTFOLIO SHARES ............................................10
           SECTION 5.06 RIGHT OF FIRST REFUSAL AS TO PORTFOLIO SHARES
           CLOSING MATTERS .............................................10
           SECTION 5.07 PJP'S RIGHTS UPON PTFI'S WAIVER.................11

          ARTICLE 6 THE OPTION BY PTFI TO PURCHASE SHARES FROM THE
          SHAREHOLDERS..................................................11

           SECTION 6.01 GRANTING OF THE SHAREHOLDER SHARE PURCHASE OPTION.11
           SECTION 6.02 FEE FOR THE SHAREHOLDER SHARE PURCHASE OPTION...11
           SECTION 6.03 OPTION IRREVOCABLE AND BINDING..................11
           SECTION 6.04 PROCEDURES FOR EXERCISE OF OPTION...............12
           SECTION 6.05 SHAREHOLDER SHARE PURCHASE OPTION PRICE.........12
           SECTION 6.06 FAIRNESS OF TAX GROSS-UP........................13

          ARTICLE 7 THE RIGHT OF FIRST REFUSAL BY PTFI TO PURCHASE SHARES
          FROM THE SHAREHOLDERS.........................................14

           SECTION 7.01 GRANTING OF THE SHAREHOLDER SHARE RIGHT OF FIRST
           REFUSAL......................................................14
           SECTION 7.02 PERMITTED TRANSFERS.............................14
           SECTION 7.03 TRANSFER TO A PRE-APPROVED PARTY................14
           SECTION 7.04 SHAREHOLDER SHARE RIGHT OF FIRST REFUSAL........15
           SECTION 7.05 DURATION OF THE SHAREHOLDER SHARE RIGHT OF FIRST
           REFUSAL......................................................15
           SECTION 7.06 SHAREHOLDER S HARE RIGHT OF FIRST REFUSAL CLOSING
           MATTERS......................................................16
           SECTION 7.07 SHAREHOLDER'S RIGHTS UPON PTFI'S WAIVER.........16
           SECTION 7.08 PJP ACKNOWLEDGMENT..............................16

          ARTICLE 8 PROVISIONS APPLICABLE TO THE CLOSING................15

           SECTION 8.01 PRE-CLOSING OBLIGATIONS.........................16
           SECTION 8.02 CLOSING.........................................17
           SECTION 8.03 REPRESENTATIONS AND WARRANTIES  AT CLOSING......17
           SECTION 8.04 INDEMNITY.......................................17
           SECTION 8.05 NO CONTRAVENTION................................17
           SECTION 8.06 CLOSING COSTS...................................18
           SECTION 8.07 EMPLOYEES.......................................18
           SECTION 8.08 ASSUMPTION OR PAYMENT OF OBLIGATIONS BY PTFI....18
           SECTION 8.09 NO LIENS........................................19
           SECTION 8.10 POST-CLOSING TRANSITION OBLIGATIONS.............19
           SECTION 8.11 RISK OF LOSS....................................19

          ARTICLE 9 CONDITIONS TO CLOSING...............................19

           SECTION 9.01 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY AT THE
           CLOSING......................................................19
           SECTION 9.02 CONDITIONS TO OBLIGATION OF THE TRANSFEROR AT THE
           CLOSING......................................................20
           SECTION 9.03 CONDITIONS TO THE OBLIGATIONS OF PTFI AT THE
           CLOSING......................................................20

          ARTICLE 10 COVENANTS..........................................21

           SECTION 10.01 SINGLE PURPOSE ENTITY..........................21
           SECTION 10.02 TRANSFEREE TO BE BOUND.........................21
           SECTION 10.03 NOTIFICATION OF CHANGES........................21
           SECTION 10.04 COOPERATION....................................22

          ARTICLE 11 MISCELLANEOUS......................................22

           SECTION 11.01 NOTICES........................................22
           SECTION 11.02 AMENDMENTS AND WAIVERS.........................24
           SECTION 11.03 EXPENSES.......................................24
           SECTION 11.04 SUCCESSORS AND ASSIGNS.........................24
           SECTION 11.05 ASSIGNMENT.....................................25
           SECTION 11.06 GOVERNING LAW..................................25
           SECTION 11.07 COUNTERPARTS; EFFECTIVENESS....................25
           SECTION 11.08 ENTIRE AGREEMENT; THIRD PARTY BENEFICIARIES....25
           SECTION 11.09 CONFIDENTIALITY................................25
           SECTION 11.10 CAPTIONS.......................................26
           SECTION 11.11 SURVIVAL.......................................26